THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS

- Income Portfolio
-
-
-
- High Yield Total Return Portfolio
-
-
-
- Emerging Markets Debt Portfolio


Semi-Annual Report
September 30, 1999

[LOGO]



   The
Bear Stearns
  Funds

575 Lexington Avenue
New York, NY 10022
1.800.766.4111

Michael Minikes                         Chairman of the Board
Doni L. Fordyce                         President
Barry Sommers                           Executive Vice President
Peter M. Bren                           Trustee
Alan J. Dixon                           Trustee
John R. McKernan, Jr.                   Trustee
M.B. Oglesby, Jr.                       Trustee
Stephen A. Bornstein                    Vice President and Secretary
Frank J. Maresca                        Vice President and Treasurer
Vincent L. Pereira                      Assistant Treasurer

INVESTMENT ADVISER                      TRANSFER AND DIVIDEND
Bear Stearns Asset                      DISBURSEMENT AGENT
Management Inc.                         PFPC Inc.
575 Lexington Avenue                    Bellevue Corporate Center
New York, NY 10022                      400 Bellevue Parkway
                                        Wilmington, DE 19809
ADMINISTRATOR
Bear Stearns Funds                      INDEPENDENT AUDITORS
Management Inc.                         Deloitte & Touche LLP
575 Lexington Avenue                    Two World Financial Center
New York, NY 10022                      New York, NY 10281

DISTRIBUTOR                             COUNSEL
Bear, Stearns & Co. Inc.                Kramer Levin Naftalis &
245 Park Avenue                         Frankel LLP
New York, NY 10167                      919 Third Avenue
                                        New York, NY 10022

INCOME PORTFOLIO AND                    EMERGING MARKETS DEBT
HIGH YIELD TOTAL RETURN PORTFOLIO:      PORTFOLIO:
CUSTODIAN                               CUSTODIAN
Custodial Trust Company                 Brown Brothers Harriman & Co.
101 Carnegie Center                     40 Water Street
Princeton, NJ 08540                     Boston, MA 02109

The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereof.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

BSF-R-016-05

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                                October 30, 1999
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("Debt Portfolio"), for the six months ended September 30, 1999. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

INCOME PORTFOLIO

For the six months ended September 30, 1999, the Income Portfolio's Class A shares had a total return of (0.75)% (without giving effect to the sales charge) and Class B and C shares had a total return of (1.07)% and (1.06)%, respectively, (without giving effect to the contingent deferred sales charges)(1). The Income Portfolio's benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned (0.21)% for the same period.

As interest rates rose during the six-month period, prices in most sectors and maturities of the fixed income market suffered, making 1999 one of the bond market's worst years in recent history. This downturn was a reflection of a number of factors. Corporate bond issuance surged during the summer, putting pressure on prices, and the Federal Reserve Board raised short-term interest rates in June and August, resulting in a half-percentage point increase. Both times, the market was ahead of the Fed, which has acted largely in response to perceived inflationary pressures stemming from the increase in commodity and energy prices and a tight labor market. Consequently, we regard the rise in interest rates as a reaction to strong economic growth, not as a harbinger of a long-term bear market.

Ongoing Y2K concerns heightened the skittishness that characterized both the stock and bond markets during the six-month period. With the increase in corporate issuance and increasing uncertainty -- always anathema to the financial markets -- spreads widened in July and August to the levels of last year's liquidity crunch. (The spread is the difference in yield between a specific security and a Treasury bond with the same maturity.) This meant that bond prices in most fixed income sectors fell more significantly than they did in the Treasury market, where investors found greater comfort.

The high yield sector, which does best when corporate earnings growth is robust, was particularly hard hit since rising interest rates can increase the cost of borrowing and reduce earnings. However, it is important to remember that the Fed has, so far this year, taken back only two-thirds of the easing it engineered last fall -- an insurance policy the financial markets no longer need.

A FOCUS ON INCREASING YIELDS WHILE MAINTAINING QUALITY

Toward the end of the period, we increased the Income Portfolio's exposure to agency bonds for their yield advantage over Treasury bonds and their comparable credit quality. In the corporate sector, we are targeting those industries that are benefiting from the increase in commodity and energy prices such as oil drillers, as well as multinationals, which stand to benefit from increased economic growth abroad. We reduced our position in financial services as these companies took the brunt of the increase in interest rates.

In the past six months, financial markets have reacted more strongly to interest rate increases than earnings growth, which remains strong. This indicates that volatility is likely to continue, especially until Y2K issues are behind us. We will continue to invest in selected technology and technology-related issues that we expect to do well in a world economy driven by rapid technological advances.

HIGH YIELD TOTAL RETURN PORTFOLIO*

For the six months ended September 30, 1999, the High Yield Portfolio's Class A shares had a total return of (2.44)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (2.76)% (without giving effect to the contingent deferred sales charges)(2). Its broad-based securities market index, the Credit Suisse First Boston Global High Yield Index, returned (0.47)% for the same period. The High Yield Portfolio's index, the Lipper High Yield Bond Fund Index, returned (1.13)% for the same period.

Rising interest rates have made 1999 a very difficult year for all sectors of the fixed income markets. Given the ongoing strength in the U.S. economy and renewed vigor abroad, the High Yield Portfolio suffered less than other fixed income sectors in the first two calendar quarters of the year and spreads narrowed. However, the Federal Reserve Board's two interest rate increases during the summer changed all this.

INCREASED SUPPLY AND WEAK DEMAND CAUSED SPREADS TO WIDEN

Spreads widened considerably due to the rate hikes, rising default rates and decreasing liquidity. By the end of the third quarter, default rates were exceeding the long-term average of 3%. Moreover, new issue supply was heavy as companies attempted to secure financing before the fourth calendar quarter began in an effort to avoid Y2K complications. This increased supply as demand was falling. As a result, inflows to high yield mutual funds were down significantly over the first three quarters of the year compared to the same period in 1998. All of these factors combined to erode the market for high yield securities.

CREATING ATTRACTIVE VALUATIONS

While this weakness may persist over the immediate future, we are optimistic about the high yield market's prospects as we move into the new year. Default rates, we believe, are lagging indicators of economic and market conditions and still reflect last year's global economic problems. Currently, the U.S. economy remains on solid footing and foreign economies are rebounding. Stronger corporate earnings combined with a solid equity market and a healthy degree of bank lending should help stem the rise in default rates. We also expect market liquidity to improve as Y2K constraints on Wall Street traders are lifted. Valuations in the high yield market are now very attractive as the market's spread to Treasurys is well above recent averages. These above-average yields should drive greater demand -- particularly among high yield portfolio managers with large cash positions.

Given this backdrop, we have been increasing our exposure in industries likely to benefit from a stronger global economy, such as chemicals and energy. We have also increased our positions in the telecommunications sector, which should benefit from ongoing merger-and-acquisition activity. Conversely, we have reduced our exposure to many of the more defensive, domestically oriented industries that are now fully priced. We are also repositioning the High Yield Portfolio in an effort to overweight large benchmark issues that have sold off significantly due to poor technical conditions in the market, since these securities are likely to be the first to benefit in any broad market rally.

EMERGING MARKETS DEBT PORTFOLIO**

For the six months ended September 30, 1999, the Debt Portfolio's Class A shares had a total return of 1.93% (without giving effect to the sales charge) and Class B and C shares had a total return of 1.68% and 1.69%, respectively, (without giving effect to the contingent deferred sales charges)(3). The Debt Portfolio's benchmark index, the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index, returned 3.95% for the same period.

Overall, the market for emerging market debt continued to strengthen during the six months ended September 30, 1999, as many developing countries continued to show signs of recovery from last year's problems. The Debt Portfolio benefited from rising prices for oil and other commodities, and from stronger economic growth in Europe and Japan. These developments contributed to upward revisions in the outlook for economic and export growth in the emerging markets, which tend to improve sovereign creditworthiness. Positive surprises on Brazilian economic growth and fiscal adjustment continued, suggesting that the economic slowdown in both Brazil and neighboring countries would be smaller and shorter than originally feared.

This positive news was tempered by continued investor concerns over the U.S. interest rate outlook. Uncertainty on this front contributed to selling of risk assets, including corporate and high yield bonds, ahead of possible tightenings by the Federal Reserve Board. Emerging market mutual funds experienced net outflows, and broker-dealers reduced inventories of emerging market bonds, adding to the selling. Doubts about the sustainability of the Argentine peso and Chinese renminbi pegs raised perceptions of risk, as did Ecuador's lack of progress on fiscal reform.

Debt returns by country varied considerably. While the debt of most countries in the Debt Portfolio generated positive returns, significant declines in Russia and Ecuador held back the Debt Portfolio as a whole. In the third calendar quarter, for example, Russian debt fell 26% due to concerns that financial assistance from multilateral organizations such as the International Monetary Fund might be delayed due to investigations into the role of its banks in questionable transactions; however, the market is still up nearly 70% year to date.

STRAINS IN ECUADOR REMAIN CONTAINED

Ecuador debt fell 34% during the third calendar quarter, reflecting concerns about the country's ability to service its debt and an eventual default on one of its Brady bonds, which occurred at the end of September. This bond represents 0.97% of the Debt Portfolio's net assets. Also, with respect to the Debt Portfolio's other holdings in Ecuador, which total 2.88% of net assets, the market is treating them as being technically in default as well. We are currently working with the bonds' fiscal agent and with others to evaluate our options with respect to the Debt Portfolio's holdings in Ecuador as restructuring negotiations get underway.

In some parts of Latin America, economies are holding up better than expected earlier in the year, although weakness in domestic policies has led to currency devaluations in Brazil, Ecuador and Chile, with spillover effects in Argentina and Uruguay. Colombia's debt has been downgraded to below investment grade, reflecting strains caused by the guerilla war and persistent weakness in the banking system.

Economies in Eastern Europe are generally stronger than in Latin America, with Poland the star of the lot. However, despite strong investment inflows and significant local entrepreneurial activity, it still faces the hurdles of reducing its budget and current account deficits. Asia, as a region, appears to have the best near-term prospects, but positive economic growth numbers obscure mixed results on much-needed structural reforms.

A FOCUS ON SECURITIES WITH LOW CORRELATION TO THE MARKET

We will continue to look for unusual opportunities, particularly those that are cheap and less dependent on general market trends. We owned and took profit on a bond issued by the government of El Salvador, which came to the market offering a substantial yield premium to overcome investor concerns about the U.S. Federal Reserve Board's actions. We currently own a dollar-denominated Chinese corporate bond issued by a municipal government to raise funds for bridge and highway construction. Our most recent purchase is a dollar-denominated bond issued by the government of Kazakhstan, which is essentially an energy play and which we believe to be undervalued.

It should be noted that the variety of policy responses to current challenges is reducing correlations among sovereigns. Even with Ecuador, although this was the first default on a Brady bond, the effect on other emerging markets was negligible -- further evidence that the market is maturing and that problems in one country are more contained.

YEAR 2000

As shareholders, you should be aware that The Bear Stearns Funds (the "Fund"), like most computer-reliant businesses, could be negatively impacted if the computer systems it uses do not properly process date-related information after January 1, 2000. Consequently, we implemented a comprehensive Y2K program, including system remediation and testing as well as other prudent measures, to avoid such problems. As part of this program, we have contacted other system providers and vendors that service the Fund to determine the Y2K status of their systems. While there can be no guarantee that every system will work properly on or after January 1, 2000, we believe that the Fund has taken the proper steps to reduce the risk of a system interruption. The Fund is also aware that Y2K problems may hurt the issuers whose securities the Fund holds, as well as the securities markets in general.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

[SIGNATURE]
Doni L. Fordyce
President
The Bear Stearns Funds

-------

*                      Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt
                       securities such as the risk of greater price fluctuation and the possible loss of principal and income.
**                     International investing involves risks such as currency
                       exchange-rate volatility, possible political, social, or
                       economic instability and differences in taxation and other financial standards.
(1)                    For the six months ended September 30, 1999, the Income
                       Portfolio's Class A shares had a total return of (5.19)%,
                       including the initial 4.50% maximum sales charge, Class B
                       shares returned (6.04)%, including the 5.00% CDSC and
                       Class C shares returned (2.07)%, including the 1.00% CDSC.
(2)                    For the six months ended September 30, 1999, the High Yield
                       Portfolio's Class A shares had a total return of (6.87)%,
                       including the initial 4.50% maximum sales charge, Class B
                       shares returned (7.40)%, including the 5.00% CDSC and
                       Class C shares returned (3.68)%, including the 1.00% CDSC.
(3)                    For the six months ended September 30, 1999, the Debt
                       Portfolio's Class A shares had a total return of (2.69)%,
                       including the initial 4.50% maximum sales charge, Class B
                       shares returned (3.16)%, including the 5.00% CDSC and
                       Class C shares returned 0.72%, including the 1.00% CDSC.
CDSC                   Contingent deferred sales charge.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS
                                INCOME PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                        TOP INDUSTRY/SECTOR WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY/SECTOR                                               NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   U.S. Government Agency Obligations..........................    24.49
                   2.   Asset-Backed................................................    16.82
                   3.   U.S. Government Obligations.................................    14.30
                   4.   Industrial..................................................    14.02
                   5.   Finance.....................................................    13.32
                   6.   Utilities...................................................     6.93
                   7.   Telecommunications..........................................     4.96

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                              PERCENT OF
RANK                    HOLDINGS                                                  INDUSTRY/SECTOR             NET ASSETS
---------------------   -----------------------------------------------  ----------------------------------   ----------
                   1.   Government National Mortgage Association.......  U.S. Government Agency Obligations      17.32
                   2.   U.S. Treasury Notes............................  U.S. Government Obligations              8.52
                   3.   Fannie Mae.....................................  U.S. Government Agency Obligations       7.17
                   4.   U.S. Treasury Bonds............................  U.S. Government Obligations              5.78
                   5.   Morgan Stanley Capital I Inc...................  Asset-Backed                             4.16
                   6.   Lehman Brothers Holdings.......................  Finance                                  4.15
                   7.   Conti-Mortgage Home Equity Loan Trust..........  Asset-Backed                             3.86
                   8.   Western Resources Inc..........................  Utilities                                2.93
                   9.   Residential Asset Securities Corp..............  Asset-Backed                             2.63
                  10.   Green Tree Home Improvement Loan Trust.........  Asset-Backed                             2.23

-------

*                      The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Competitive Local Exchange Companies........................     7.58
                   2.   Enhanced Service Mobile Radios & Personal Communication
                        Services....................................................     5.98
                   3.   Long Distance Telephone Services............................     5.79
                   4.   Steel - Metals - Mining.....................................     4.91
                   5.   Chemicals...................................................     4.75
                   6.   Gaming......................................................     4.31
                   7.   Retailers...................................................     4.07
                   8.   Forest - Paper Products.....................................     3.64
                   9.   Industrial Products.........................................     3.57
                  10.   International Cable.........................................     3.41

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                              PERCENT OF
RANK                    HOLDINGS                                                     INDUSTRY                 NET ASSETS
---------------------   ---------------------------------------------  ------------------------------------   ----------
                   1.   TeleCorp PCS, Inc............................  Enhanced Service Mobile Radios &           1.34
                                                                       Personal Communication Services
                   2.   Sterling Chemicals Holdings, Inc.............  Chemicals                                  1.32
                   3.   Isle of Capri Casinos, Inc...................  Gaming                                     1.27
                   4.   Packaging Corp. of America...................  Forest - Paper Products                    1.16
                   5.   Oxford Health Plans Inc......................  Healthcare                                 1.12
                   6.   Crown Castle International Corp..............  Cellular Communications                    1.11
                   7.   Lyondell Chemical Company....................  Chemicals                                  1.09
                   8.   The AES Corporation..........................  Utilities                                  1.09
                   9.   Triad Hospitals Holdings Inc.................  Healthcare                                 1.08
                  10.   Charter Communications Holdings LLC and
                          Charter Communications Holdings Capital
                          Corp.......................................  North American Cable Services              1.07

-------

*                      The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                        EMERGING MARKETS DEBT PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                          TOP TEN COUNTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    COUNTRY                                                       NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Brazil......................................................    19.04
                   2.   Argentina...................................................    15.47
                   3.   Mexico......................................................    14.95
                   4.   Venezuela...................................................     5.08
                   5.   Morocco.....................................................     4.94
                   6.   Peru........................................................     4.89
                   7.   Bulgaria....................................................     4.73
                   8.   Panama......................................................     4.72
                   9.   Nigeria.....................................................     4.71
                  10.   Philippines.................................................     4.41

--------------------------------------------------------------------------------
                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                                                                 SECURITY             PERCENT OF
RANK                    ISSUER                                     CURRENCIES                      TYPE               NET ASSETS
---------------------   ------------------------------      ------------------------      ----------------------      ----------
                   1.   Federal Republic of Brazil....      U.S. dollar                   Brady bond                    19.04
                   2.   Republic of Argentina.........      U.S. dollar                   Brady bond                    15.47
                   3.   United Mexican States.........      U.S. dollar                   Brady bond                    14.95
                   4.   Republic of Venezuela.........      U.S. dollar/Deutschemark      Brady bond                     5.08
                   5.   The Kingdom of Morocco........      U.S. dollar                   Loan Participation             4.94
                   6.   The Republic of Peru..........      U.S. dollar                   Brady/Government bonds         4.89
                   7.   Republic of Bulgaria..........      U.S. dollar                   Brady bond                     4.73
                   8.   The Republic of Panama........      U.S. dollar                   Brady bond                     4.72
                   9.   Central Bank of Nigeria.......      U.S. dollar                   Brady bond                     4.71
                  10.   Republic of the Philippines...      U.S. dollar                   Brady bond                     4.41

-------

*                      The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                          INTEREST         MATURITY
       (000'S)                                                                           RATE             DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM DEBT INVESTMENTS -- 94.84%

                        CORPORATE OBLIGATIONS - 56.05%
                        ASSET-BACKED - 16.82%
       $   200          Aames Mortgage Trust, Series 1997-B, Class A4..............        6.950%       11/15/25        $   199,537
           200          Conti-Mortgage Home Equity Loan Trust......................        6.080        09/15/27            190,905
           100          Conti-Mortgage Home Equity Loan Trust, Series 1998-1,
                          Class A4.................................................        6.280        01/15/13             99,579
           225          Conti-Mortgage Home Equity Loan Trust, Series 1998-1,
                          Class A5.................................................        6.430        04/15/16            221,667
           200          Delta Funding Home Equity Loan Trust, Series 1999-1,
                          Class A4F................................................        6.390        02/15/28            194,627
           100          Green Tree Home Improvement Loan Trust, Series 1997-A,
                          Class HEA6...............................................        7.160        03/15/28            103,342
           200          Green Tree Home Improvement Loan Trust, Series 1998-D,
                          Class HEA3...............................................        6.130        08/15/29            191,841
           540          Morgan Stanley Capital I Inc., Series 1997-C1, Class A-1B,
                          Commercial Mortgage Pass-Thru Certificates...............        7.460        03/01/04            551,580
           150          Residential Asset Securities Corp., Series 1998-KS2,
                          Class A13................................................        6.240        01/25/01            148,790
           200          Residential Asset Securities Corp., Series 1999-RS2,
                          Class A13................................................        7.525        01/25/01            200,469
           125          UCFC Home Equity Loan, Series 1997-A1, Class A7............        7.660        06/15/28            127,929
                                                                                                                        -----------
                                                                                                                          2,230,266
                                                                                                                        -----------
                        FINANCE - 13.32%
           150          Associates Corp. North America, Subordinated Debentures....        6.875        11/15/08            148,125
           150          CIT Group Holdings, Inc., Notes............................        7.250        08/15/05            150,750
           150          Honda Auto Lease Trust, Series 1999-A, Class A4............        6.450        09/16/02            149,940
           550          Lehman Brothers Holdings, Notes............................        7.250        10/15/03            550,687
           175          Norwest Financial, Inc., Senior Notes......................        6.750        06/01/05            173,031
           150          Sawgrass Finance L.L.C., Series 1993-1, Class A............        6.450        01/20/06            150,128
           150          Transamerica Finance Corp., Notes..........................        7.250        08/15/02            150,937
           300          Washington Mutual Capital I, Subordinated Capital Income
                          Securities, Washington Mutual Inc. Guaranteed............        8.375        06/01/27            293,625
                                                                                                                        -----------
                                                                                                                          1,767,223
                                                                                                                        -----------
                        INDUSTRIAL - 14.02%
           150          Boyd Gaming Corporation, Senior Subordinated Notes.........        9.500        07/15/07            147,000
           200          Isle of Capri Casinos, Inc., Senior Subordinated Notes,
                          Series B, Company Guaranteed.............................        8.750        04/15/09            184,000
           250          LG-Caltex Oil Corporation, Unsecured Notes*................        7.500        07/15/07            230,312
           200          MedPartners, Inc., Senior Subordinated Notes...............        6.875        09/01/00            190,000
           150          News America Inc., Senior Notes............................        7.300        04/30/28            134,063
           250          Panamerican Beverages, Inc., Senior Notes*.................        7.250        07/01/09            215,313
           200          Safeway Inc., Notes........................................        6.050        11/15/03            192,500
           225          Smith International Inc., Senior Unsecured Notes...........        7.000        09/15/07            217,969
           150          Textron Inc., Notes........................................        6.750        09/15/02            150,000
           200          Time Warner Inc., Pass-Thru Certificates, Asset Trust
                          Securities*..............................................        6.100        12/30/01            198,000
                                                                                                                        -----------
                                                                                                                          1,859,157
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                                           INTEREST        MATURITY
   (000'S)                                                                           RATE(S)         DATE(S)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM DEBT INVESTMENTS (CONTINUED)
                        TELECOMMUNICATIONS - 4.96%
       $   150          AT&T Corporation, Notes....................................        6.500%       09/15/02        $   149,812
           150          Cox Communications Inc., Notes.............................        6.400        08/01/08            140,437
           150          TCI Communications Inc., Senior Notes......................        7.385        08/27/01            152,437
           250          US West Communications, Debentures.........................        6.875        09/15/33            215,313
                                                                                                                        -----------
                                                                                                                            657,999
                                                                                                                        -----------
                        UTILITIES - 6.93%
           250          Cleveland Electric Illuminating Co., Senior Notes,
                          Series D.................................................        7.880        11/01/17            246,563
           150          Consolidated Natural Gas Co., Notes........................        7.250        10/01/04            150,187
           250          Empressa Electrica del Norte Grande S.A., Senior Loan
                          Participation Certificates*..............................        7.750        03/15/06            133,116
           400          Western Resources Inc., Senior Unsecured Notes.............        6.250        08/15/03            389,000
                                                                                                                        -----------
                                                                                                                            918,866
                                                                                                                        -----------
                        Total Corporate Obligations (cost - $7,751,901)............                                       7,433,511
                                                                                                                        -----------
                        U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.49%
                        FANNIE MAE - 7.17%
           225          Benchmark Notes............................................        5.250        01/15/03            218,316
           375          Pass-Thru Pools............................................        6.000        06/01/06            364,013
           375          TBA........................................................        7.000        10/01/25            368,672
                                                                                                                        -----------
                                                                                                                            951,001
                                                                                                                        -----------
                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 17.32%
         2,380          Pass-Thru Pools............................................  6.000-7.000    12/06/05-02/15/29     2,296,564
                                                                                                                        -----------
                        Total U.S. Government Agency Obligations (cost -
                          $3,342,391)..............................................                                       3,247,565
                                                                                                                        -----------
                        U.S. GOVERNMENT OBLIGATIONS - 14.30%
                        U.S. TREASURYS - 14.30%
           830          Bonds......................................................  5.250-7.250    05/15/16-11/15/28       766,629
         1,100          Notes......................................................  6.500-7.000    05/15/05-10/15/06     1,129,250
                                                                                                                        -----------
                        Total U.S. Government Obligations (cost - $1,975,146)......                                       1,895,879
                                                                                                                        -----------
                        Total Long-Term Debt Investments (cost - $13,069,438)......                                      12,576,955
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                                           INTEREST        MATURITY
   (000'S)                                                                           RATE              DATE             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS -- 6.22%

                        DISCOUNT COMMERCIAL PAPER - 2.82%
       $   375          Ford Motor Credit Corp.....................................        5.290%       10/14/99        $   374,284
                                                                                                                        -----------
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 3.02%
           400          Freddie Mac, Discount Note(1)..............................        5.130        10/04/99            399,829
                                                                                                                        -----------


    SHARES
    ------
                        INVESTMENT COMPANIES - 0.38%
            42          Federated Automated Government Money Trust**...............       --               --                    42
        50,685          Federated Investors, Trust for Short-Term U.S. Government
                          Securities**.............................................       --               --                50,685
                                                                                                                        -----------
                                                                                                                             50,727
                                                                                                                        -----------
                        Total Short-Term Investments (cost - $824,840).............                                         824,840
                                                                                                                        -----------
                        Total Investments -- 101.06%
                          (cost - $13,894,278).....................................                                      13,401,795
                        Liabilities in excess of other assets -- (1.06)%...........                                        (140,186)
                                                                                                                        -----------
                        Net Assets -- 100.00%......................................                                     $13,261,609
                                                                                                                        ===========

---------

*                      SEC Rule 144A security. Such securities are traded only
                       among qualified institutional buyers.
**                     Money market fund.
(1)                    A portion of which was segregated as collateral for TBA
                       securities.
TBA                    To Be Announced.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS -- 90.71%
                           UNITED STATES - 76.96%
                           AEROSPACE - DEFENSE - 1.02%
      $     750            Compass Aerospace Corp., Senior Subordinated Notes*.........  10.125%    04/15/05   $    705,000
            500            Telecommunications Techniques Co., LLC, Senior Subordinated
                             Notes, Company Guaranteed.................................   9.750     05/15/08        475,000
                                                                                                               ------------
                                                                                                                  1,180,000
                                                                                                               ------------
                           AIRLINES - 0.84%
          1,000            Amtran, Inc., Senior Notes, Company Guaranteed..............   9.625     12/15/05        971,250
                                                                                                               ------------
                           ALTERNATIVE VIDEO PROVIDERS - 0.94%
            250            21st Century Telecom Group, Inc., Senior Discount
                             Notes(2)..................................................  12.250     02/15/08        100,000
          1,000            EchoStar DBS Corporation, Senior Notes......................   9.375     02/01/09        988,750
                                                                                                               ------------
                                                                                                                  1,088,750
                                                                                                               ------------
                           AUTOMOBILE MANUFACTURING RELATED - 2.17%
            495            Cambridge Industries, Inc., Senior Subordinated Notes,
                             Series B, Company Guaranteed..............................  10.250     07/15/07        321,750
          1,000            Dura Operating Corp., Senior Subordinated Notes*............   9.000     05/01/09        950,000
          1,250            Motors and Gears, Inc., Senior Notes, Series D..............  10.750     11/15/06      1,234,375
                                                                                                               ------------
                                                                                                                  2,506,125
                                                                                                               ------------
                           BUILDING MATERIALS - 1.65%
          1,000            Formica Corporation, Senior Subordinated Notes*.............  10.875     03/01/09        960,000
          1,000            Nortek, Inc., Senior Notes, Series B........................   8.875     08/01/08        950,000
                                                                                                               ------------
                                                                                                                  1,910,000
                                                                                                               ------------
                           CELLULAR COMMUNICATIONS - 1.11%
          1,000            Crown Castle International Corp., Senior Discount
                             Notes(2)..................................................  10.625     11/15/07        705,000
          1,000            Crown Castle International Corp., Senior Discount
                             Notes(2)..................................................  10.375     05/15/11        575,000
                                                                                                               ------------
                                                                                                                  1,280,000
                                                                                                               ------------
                           CHEMICALS - 4.75%
          1,000            General Chemical Industrial Products Inc., Senior
                             Subordinated Notes*.......................................  10.625     05/01/09        980,000
          1,000            Huntsman ICI Chemicals LLC, Senior Subordinated Notes*......  10.125     07/01/09        977,500
          1,200            LaRoche Industries Inc., Senior Subordinated Notes,
                             Series B..................................................   9.500     09/15/07        744,000
          1,250            Lyondell Chemical Company, Senior Subordinated Notes........  10.875     05/01/09      1,262,500
            750            Sterling Chemicals Holdings, Inc., Secured Notes*...........  12.375     07/15/06        708,750
          2,400            Sterling Chemicals Holdings, Inc., Senior Secured Discount
                             Notes(2)..................................................  13.500     08/15/08        816,000
                                                                                                               ------------
                                                                                                                  5,488,750
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           COMPETITIVE LOCAL EXCHANGE COMPANIES - 6.56%
      $     500            e.spire Communications, Inc., Senior Discount Notes(2)......  12.750%    04/01/06   $    275,625
            500            GST USA, Inc., Senior Discount Notes, Company
                             Guaranteed(2).............................................  13.875     12/15/05        400,000
          1,000            Hyperion Telecommunications, Inc., Senior Subordinated
                             Notes.....................................................  12.000     11/01/07      1,010,000
          1,500            Intermedia Communications of Florida, Inc., Senior Discount
                             Notes(2)..................................................  12.500     05/15/06      1,226,250
          1,750            KMC Telecom Holdings, Inc., Senior Discount Notes(2)........  12.500     02/15/08        936,250
            500            Logix Communications Enterprises, Inc., Senior Notes........  12.250     06/15/08        431,250
          1,000            McLeodUSA Incorporated, Senior Notes........................   8.125     02/15/09        935,000
          1,500            NEXTLINK Communications, Inc., Senior Discount Notes(2).....  12.250     06/01/09        866,250
          1,070            Time Warner Telecom LLC and Time Warner Telecom Inc., Senior
                             Notes.....................................................   9.750     07/15/08      1,079,362
            500            WinStar Communications, Inc., Senior Subordinated Cash-Pay
                             Exchange Notes(1)(8)......................................  11.000     03/15/08        417,583
                                                                                                               ------------
                                                                                                                  7,577,570
                                                                                                               ------------
                           CONVENIENCE & DRUG RETAILERS - 0.87%
            500            Duane Reade Inc., Senior Subordinated Notes, Company
                             Guaranteed................................................   9.250     02/15/08        487,500
            500            Phar-Mor, Inc., Senior Notes................................  11.720     09/11/02        515,625
                                                                                                               ------------
                                                                                                                  1,003,125
                                                                                                               ------------
                           DATA & INTERNET SERVICES - 1.65%
          1,000            Covad Communications Group, Inc., Senior Notes..............  12.500     02/15/09        947,500
          1,000            PSINet Inc., Senior Notes, Series B.........................  10.000     02/15/05        960,000
                                                                                                               ------------
                                                                                                                  1,907,500
                                                                                                               ------------
                           ENHANCED SERVICE MOBILE RADIOS & PERSONAL COMMUNICATION
                             SERVICES - 2.90%
          1,300            Nextel Communications, Inc., Senior Serial Redeemable
                             Discount Notes(2).........................................   9.950     02/15/08        910,000
          2,650            TeleCorp PCS, Inc., Senior Discount Notes*(2)...............  11.625     04/15/09      1,553,562
          1,300            Triton PCS, Inc., Senior Subordinated Discount Notes,
                             Company Guaranteed(2).....................................  11.000     05/01/08        880,750
                                                                                                               ------------
                                                                                                                  3,344,312
                                                                                                               ------------
                           EQUIPMENT RENTAL - 0.58%
            750            Anthony Crane Rental, L.P. and Anthony Crane Capital
                             Corporation, Senior Notes, Series B, Company Guaranteed...  10.375     08/01/08        667,500
                                                                                                               ------------
                           EXPLORATION & PRODUCTION - 0.87%
          1,000            Ocean Energy, Inc., Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................   8.875     07/15/07      1,007,500
                                                                                                               ------------
                           FABRICATED GLASS, PLASTICS & FIBERS - 0.55%
          1,000            Globe Holdings, Inc., Senior Discount Notes,
                             Series B(2)(10)...........................................  14.000     08/01/09        320,010
            500            Graham Packaging Company and GPC Capital Corp. I, Senior
                             Discount Notes, Series B(2)...............................  10.750     01/15/09        318,750
                                                                                                               ------------
                                                                                                                    638,760
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           FOOD, BEVERAGE & TOBACCO - 1.16%
      $     500            Packaged Ice, Inc., Senior Notes, Series B, Company
                             Guaranteed................................................   9.750%    02/01/05   $    441,250
          1,475            Purina Mills, Inc., Senior Subordinated Notes(9)............   9.000     03/15/10        295,000
            750            Richmont Marketing Specialists, Inc., Senior Subordinated
                             Notes, Company Guaranteed.................................  10.125     12/15/07        609,375
                                                                                                               ------------
                                                                                                                  1,345,625
                                                                                                               ------------
                           FOREST - PAPER PRODUCTS - 2.61%
            500            Bear Island Paper Company, L.L.C. and Bear Island Finance
                             Company II, Senior Secured Notes, Series B................  10.000     12/01/07        490,000
            500            MAXXAM Group Holdings Inc., Senior Secured Notes, Series B,
                             Company Guaranteed........................................  12.000     08/01/03        508,750
          1,000            Packaging Corp. of America, Senior Subordinated Notes*......   9.625     04/01/09      1,012,500
          1,000            Riverwood International Corporation, Senior Notes, Company
                             Guaranteed................................................  10.625     08/01/07      1,003,750
                                                                                                               ------------
                                                                                                                  3,015,000
                                                                                                               ------------
                           GAMING - 4.31%
          1,000            Boyd Gaming Corporation, Senior Subordinated Notes..........   9.500     07/15/07        980,000
          1,000            Hollywood Park, Inc., Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................   9.250     02/15/07        967,500
          1,600            Isle of Capri Casinos, Inc., Senior Subordinated Notes,
                             Series B, Company Guaranteed..............................   8.750     04/15/09      1,472,000
            750            Las Vegas Sands, Inc. and Venetian Casino Resort, LLC,
                             Senior Subordinated Notes, Company Guaranteed(5)..........  10.000     11/15/05        577,500
          1,000            Mohegan Tribal Gaming Authority, Senior Subordinated
                             Notes.....................................................   8.750     01/01/09        982,500
                                                                                                               ------------
                                                                                                                  4,979,500
                                                                                                               ------------
                           HEALTHCARE - 3.13%
          1,250            Oxford Health Plans Inc., Senior Notes*.....................  11.000     05/15/05      1,293,750
          1,050            Team Health Inc., Senior Subordinated Notes*................  12.000     03/15/09      1,067,062
          1,250            Triad Hospitals Holdings Inc., Senior Subordinated Notes*...  11.000     05/15/09      1,250,000
                                                                                                               ------------
                                                                                                                  3,610,812
                                                                                                               ------------
                           INDUSTRIAL PRODUCTS - 3.57%
          1,000            Allied Waste North America, Inc., Senior Notes, Series B,
                             Company Guaranteed........................................   7.875     01/01/09        885,000
            750            AMTROL Inc., Senior Subordinated Notes......................  10.625     12/31/06        740,625
            750            Aqua-Chem, Inc., Senior Subordinated Notes..................  11.250     07/01/08        495,000
            250            Grove Holdings LLC and Grove Holdings Capital, Inc., Senior
                             Discount Debentures(2)....................................  11.625     05/01/09         75,000
            500            Grove Worldwide LLC and Grove Holdings Capital, Inc., Senior
                             Subordinated Notes........................................   9.250     05/01/08        310,000
          1,000            Roller Bearing Company of America, Inc., Senior Subordinated
                             Notes, Series B, Company Guaranteed.......................   9.625     06/15/07        895,000
            500            Steel Heddle Mfg. Co., Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................  10.625     06/01/08        275,000
            500            Thermadyne Holdings Corporation, Senior Discount
                             Debentures(2).............................................  12.500     06/01/08        242,500
            250            Thermadyne Mfg. LLC and Thermadyne Capital Corp., Senior
                             Subordinated Notes, Company Guaranteed....................   9.875     06/01/08        205,000
                                                                                                               ------------
                                                                                                                  4,123,125
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           INTERNATIONAL CABLE - 0.98%
      $   1,700            NTL Communications Corp., Senior Deferred Coupon Notes,
                             Series B(2)...............................................  12.375%    10/01/08   $  1,134,750
                                                                                                               ------------
                           LONG DISTANCE TELEPHONE SERVICES - 3.74%
          1,250            FaciliCom International, Inc., Senior Notes, Series B.......  10.500     01/15/08      1,031,250
          1,050            Global Crossing Holdings Ltd., Senior Notes, Company
                             Guaranteed................................................   9.625     05/15/08      1,081,500
            500            Global TeleSystems Group, Inc., Senior Notes................   9.875     02/15/05        480,000
            750            Primus Telecommunications Group, Incorporated, Senior Notes,
                             Series B..................................................   9.875     05/15/08        675,000
          1,100            Viatel, Inc., Senior Notes..................................  11.250     04/15/08      1,047,750
                                                                                                               ------------
                                                                                                                  4,315,500
                                                                                                               ------------
                           MOTION PICTURE EXHIBITION - 1.09%
          1,250            Loews Cineplex Entertainment Corporation, Senior
                             Subordinated Notes........................................   8.875     08/01/08      1,125,000
            500            United Artists Theatre Company, Senior Subordinated Notes,
                             Series B..................................................   9.750     04/15/08        135,000
                                                                                                               ------------
                                                                                                                  1,260,000
                                                                                                               ------------
                           NORTH AMERICAN CABLE SERVICES - 2.39%
            500            Adelphia Communications Corporation, Senior Notes,
                             Series B..................................................   9.875     03/01/07        507,500
            500            Charter Communications Holdings LLC and Charter
                             Communications Holdings Capital Corp., Senior Discount
                             Notes*(2).................................................   9.920     04/01/11        297,500
          1,000            Charter Communications Holdings LLC and Charter
                             Communications Holdings Capital Corp., Senior Notes*......   8.625     04/01/09        942,500
          1,000            Insight Midwest LP and Insight Capital Inc., Senior
                             Notes*....................................................   9.750     10/01/09      1,010,000
                                                                                                               ------------
                                                                                                                  2,757,500
                                                                                                               ------------
                           OIL SERVICES - 1.81%
            500            EOTT Energy Partners, L.P., Senior Notes, Company
                             Guaranteed................................................  11.000     10/01/09        510,000
          1,000            R&B Falcon Corporation, Senior Notes........................  12.250     03/15/06      1,052,500
            500            RBF Finance Co., Senior Secured Notes, Company Guaranteed...  11.000     03/15/06        527,500
                                                                                                               ------------
                                                                                                                  2,090,000
                                                                                                               ------------
                           OTHER CONSUMER CYCLICALS - 1.35%
            448            Boyds Collection, Ltd. (The), Senior Subordinated Notes,
                             Series B..................................................   9.000     05/15/08        442,400
            500            COMFORCE Operating Inc., Senior Notes, Series B.............  12.000     12/01/07        473,125
            750            Hedstrom Corporation and Hedstrom Holdings, Inc., Senior
                             Subordinated Notes, Company Guaranteed....................  10.000     06/01/07        645,000
                                                                                                               ------------
                                                                                                                  1,560,525
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           OTHER CONSUMER NON-CYCLICALS - 2.69%
      $     750            AKI, Inc., Senior Notes.....................................  10.500%    07/01/08   $    724,688
            750            AP Holdings, Inc., Senior Discount Notes(2).................  11.250     03/15/08        417,188
            750            Bell Sports, Inc., Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................  11.000     08/15/08        757,500
            500            Evenflo Company, Inc., Senior Notes, Series B...............  11.750     08/15/06        490,000
            750            Styling Technology Corporation, Senior Subordinated Notes,
                             Company Guaranteed........................................  10.875     07/01/08        721,875
                                                                                                               ------------
                                                                                                                  3,111,251
                                                                                                               ------------
                           OTHER FINANCE - 1.00%
          1,250            Metris Companies Inc., Senior Notes, Company Guaranteed.....  10.000     11/01/04      1,150,000
                                                                                                               ------------
                           OTHER MEDIA - 1.38%
            500            Production Resource Group, L.L.C. and PRG Finance
                             Corporation, Senior Subordinated Notes....................  11.500     01/15/08        475,000
            750            Px Escrow Corp., Senior Subordinated Discount Exchange
                             Notes(2)..................................................   9.625     02/01/06        427,500
            750            SFX Entertainment, Inc., Senior Subordinated Notes,
                             Series B, Company Guaranteed..............................   9.125     02/01/08        690,000
                                                                                                               ------------
                                                                                                                  1,592,500
                                                                                                               ------------
                           PUBLISHING - 1.59%
          1,000            Big Flower Press Holdings, Inc., Senior Subordinated
                             Notes.....................................................   8.625     12/01/08        960,000
            500            Liberty Group Operating, Inc., Senior Subordinated Notes,
                             Company Guaranteed........................................   9.375     02/01/08        477,500
            250            Liberty Group Publishing, Inc., Senior Discount
                             Debentures(2).............................................  11.625     02/01/09        142,188
            250            Sullivan Graphics Inc., Senior Subordinated Notes...........  12.750     08/01/05        260,000
                                                                                                               ------------
                                                                                                                  1,839,688
                                                                                                               ------------
                           RADIO BROADCASTING - 2.15%
          1,000            Citadel Broadcasting Company, Senior Subordinated Notes,
                             Company Guaranteed........................................   9.250     11/15/08        987,500
            250            Cumulus Media Inc., Senior Subordinated Notes, Company
                             Guaranteed................................................  10.375     07/01/08        258,125
          1,300            Emmis Communications Corporation, Senior Subordinated Notes,
                             Series B, Company Guaranteed..............................   8.125     03/15/09      1,235,000
                                                                                                               ------------
                                                                                                                  2,480,625
                                                                                                               ------------
                           RECREATIONAL SERVICES - 0.80%
            750            Premier Parks Inc., Senior Discount Notes(2)................  10.000     04/01/08        489,375
            450            Premier Parks Inc., Senior Notes............................   9.750     06/15/07        436,500
                                                                                                               ------------
                                                                                                                    925,875
                                                                                                               ------------
                           RESTAURANTS - 0.53%
            900            AmeriServ Food Distribution, Inc., Senior Subordinated
                             Notes, Company Guaranteed.................................  10.125     07/15/07        612,000
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           RETAILERS - 4.07%
      $     500            Advance Holding Corporation, Senior Discount Debentures,
                             Series B(2)...............................................  12.875%    04/15/09   $    280,000
          1,000            Advance Stores Company, Incorporated, Senior Subordinated
                             Notes, Series B, Company Guaranteed.......................  10.250     04/15/08        935,000
            750            Big 5 Corp., Senior Notes, Series B.........................  10.875     11/15/07        735,000
            750            CEX Holdings, Inc., Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................   9.625     06/01/08        795,000
          1,000            Hollywood Entertainment Corporation, Senior Subordinated
                             Notes, Series B...........................................  10.625     08/15/04        945,000
          1,000            Rent-A-Center, Inc, Senior Subordinated Notes, Company
                             Guaranteed................................................  11.000     08/15/08      1,007,500
                                                                                                               ------------
                                                                                                                  4,697,500
                                                                                                               ------------
                           STEEL - METALS - MINING - 2.83%
            500            Anker Coal Group, Inc., Senior Notes, Series B..............   9.750     10/01/07        220,000
          1,250            Metal Management, Inc., Senior Subordinated Notes, Company
                             Guaranteed................................................  10.000     05/15/08        943,750
            500            P&L Coal Holdings Corporation, Senior Subordinated Notes,
                             Series B..................................................   9.625     05/15/08        480,000
            750            Renco Steel Holdings, Inc., Senior Secured Notes,
                             Series B..................................................  10.875     02/01/05        679,688
          1,000            WHX Corporation, Senior Exchange Notes......................  10.500     04/15/05        940,000
                                                                                                               ------------
                                                                                                                  3,263,438
                                                                                                               ------------
                           TECHNOLOGY - 3.24%
            500            Anacomp, Inc., Senior Subordinated Notes, Series D..........  10.875     04/01/04        507,500
            750            Details Capital Corp., Senior Subordinated Discount Notes,
                             Series B..................................................  10.000     11/15/05        711,563
          1,050            Fairchild Semiconductor Corp., Senior Subordinated Notes*...  10.375     10/01/07      1,039,500
            750            IPC Information Systems, Inc., Senior Discount Notes(2).....  10.875     05/01/08        580,313
          1,050            Viasystems, Inc., Senior Subordinated Notes.................   9.750     06/01/07        903,000
                                                                                                               ------------
                                                                                                                  3,741,876
                                                                                                               ------------
                           TELEVISION BROADCASTING - 2.20%
            710            ACME Television, LLC and ACME Finance Corporation, Senior
                             Discount Notes, Series B, Company Guaranteed(2)...........  10.875     09/30/04        623,025
          1,000            Sinclair Broadcast Group, Inc., Senior Subordinated Notes,
                             Company Guaranteed........................................   8.750     12/15/07        942,500
          1,000            Young Broadcasting Inc., Senior Subordinated Notes,
                             Series B, Company Guaranteed..............................   8.750     06/15/07        980,000
                                                                                                               ------------
                                                                                                                  2,545,525
                                                                                                               ------------
                           TEXTILE - APPAREL - 0.79%
            450            Consoltex Group Inc., Senior Subordinated Notes,
                             Series B..................................................  11.000     10/01/03        454,500
            750            Pillowtex Corporation, Senior Subordinated Notes, Series B,
                             Company Guaranteed........................................   9.000     12/15/07        463,125
                                                                                                               ------------
                                                                                                                    917,625
                                                                                                               ------------
                           UTILITIES - 1.09%
          1,250            AES Corporation (The), Senior Notes.........................   9.500     06/01/09      1,256,250
                                                                                                               ------------
                           Total United States (cost - $97,528,860)....................                          88,897,632
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           ARGENTINA - 0.41%
                           SOVEREIGN - 0.41%
      $     650            Republic of Argentina, Discount Bonds,
                             Series L-GL(6)(7) (cost - $492,543).......................   6.063%    03/31/23   $    468,812
                                                                                                               ------------
                           AUSTRALIA - 1.34%
                           STEEL - METALS - MINING - 1.34%
          1,000            Great Central Mines Limited, Senior Notes...................   8.875     04/01/08        885,000
            750            Murrin Murrin Holdings PTY, Senior Yankee Notes(1)..........   9.375     08/31/07        665,625
                                                                                                               ------------
                           Total Australia (cost - $1,728,045).........................                           1,550,625
                                                                                                               ------------
                           BRAZIL - 0.39%
                           SOVEREIGN - 0.39%
            717            Federal Republic of Brazil, Capitalization
                             Bonds(1)(3)(7) (cost - $497,145)..........................   8.000     04/15/14        448,678
                                                                                                               ------------
                           CANADA - 4.35%
                           ENHANCED SERVICE MOBILE RADIOS & PERSONAL COMMUNICATION
                             SERVICES - 2.01%
          2,050            Clearnet Communications Inc., Senior Discount Yankee
                             Notes(2)..................................................  10.125     05/01/09      1,230,000
          1,300            Microcell Telecommunications Inc., Senior Discount Yankee
                             Notes, Series B(2)........................................  14.000     06/01/06      1,088,750
                                                                                                               ------------
                                                                                                                  2,318,750
                                                                                                               ------------
                           FOREST - PAPER PRODUCTS - 0.75%
          1,000            Repap New Brunswick Inc., Senior Yankee Notes...............  10.625     04/15/05        870,000
                                                                                                               ------------
                           LONG DISTANCE TELEPHONE SERVICES - 0.85%
          1,000            Worldwide Fiber Inc., Senior Notes*.........................  12.000     08/01/09        980,000
                                                                                                               ------------
                           STEEL - METALS - MINING - 0.74%
          1,000            Algoma Steel Inc., 1st Mortgage Yankee Notes................  12.375     07/15/05        850,000
                                                                                                               ------------
                           Total Canada (cost - $5,231,307)............................                           5,018,750
                                                                                                               ------------
                           ISRAEL - 0.49%
                           LONG DISTANCE TELEPHONE SERVICES - 0.49%
          1,000            Barak I.T.C., Senior Discount Yankee Notes,
                             Series B(2) (cost - $703,049).............................  12.500     11/15/07        567,500
                                                                                                               ------------
                           MEXICO - 0.38%
                           SOVEREIGN - 0.38%
            600            United Mexican States, Secured Par Bonds,
                             Series W-A(7) (cost - $474,869)...........................   6.250     12/31/19        441,750
                                                                                                               ------------
                           NETHERLANDS - 1.69%
                           COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.82%
          1,000            Versatel Telecom International NV, Senior Yankee Notes......  11.875     07/15/09        947,500
                                                                                                               ------------
                           INTERNATIONAL CABLE - 0.87%
          1,000            United Pan-Europe Communications N.V., Senior Notes*........  10.875     08/01/09      1,010,000
                                                                                                               ------------
                           Total Netherlands (cost - $1,992,843).......................                           1,957,500
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           SWEDEN - 0.76%
                           FREIGHT - CONTAINERS - SHIPPING - 0.76%
      $   1,250            Stena Line AB, Senior Yankee Notes (cost - $1,136,627)......  10.625%    06/01/08   $    875,000
                                                                                                               ------------
                           UNITED KINGDOM - 3.94%
                           ENHANCED SERVICE MOBILE RADIOS & PERSONAL COMMUNICATION
                             SERVICES - 1.07%
          3,000            Dolphin Telecom plc, Senior Discount Notes*(2)..............  14.000     05/15/09      1,237,500
                                                                                                               ------------
                           INTERNATIONAL CABLE - 1.56%
          1,000            Ono Finance plc, Units*.....................................  13.000     05/01/09      1,046,250
          1,250            Telewest Communications plc, Senior Discount Notes*(2)......   9.250     04/15/09        759,375
                                                                                                               ------------
                                                                                                                  1,805,625
                                                                                                               ------------
                           LONG DISTANCE TELEPHONE SERVICES - 0.66%
            750            Esprit Telecom Group plc, Senior Yankee Notes...............  10.875     06/15/08        763,125
                                                                                                               ------------
                           PUBLISHING - 0.65%
            750            Regional Independent Media Group plc, Senior Yankee Notes...  10.500     07/01/08        750,000
                                                                                                               ------------
                           Total United Kingdom (cost - $4,969,228)....................                           4,556,250
                                                                                                               ------------
                           Total Long-Term Debt Investments (cost - $114,754,516)......                         104,782,497
                                                                                                               ------------

    SHARES
    ------
                           LONG-TERM EQUITY INVESTMENTS -- 2.68%

                           PREFERRED STOCKS -- UNITED STATES - 2.63%
                           ALTERNATIVE VIDEO PROVIDERS - 0.13%
            309            21st Century Telecom Group, Inc., Senior Cumulative
                             Exchangeable Preferred Stock(3)...........................  13.750        --           149,021
                                                                                                               ------------
                           CELLULAR COMMUNICATIONS - 0.64%
            515            Dobson Communications Corporation, Senior Exchangeable
                             Preferred Stock(3)........................................  13.000        --           485,373
            296            Dobson Communications Corporation, Senior Exchangeable
                             Preferred Stock(3)........................................  12.250        --           249,358
                                                                                                               ------------
                                                                                                                    734,731
                                                                                                               ------------
                           COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.19%
            250            WinStar Communications, Inc., Senior Cumulative Exchangeable
                             Preferred Stock, Series C.................................  14.250        --           217,927
                                                                                                               ------------
                           FOREST - PAPER PRODUCTS - 0.28%
            300            Packaging Corp. of America, Senior Exchangeable Preferred
                             Stock*(3).................................................  12.375        --           328,802
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                         INTEREST   MATURITY
       SHARES                                                                              RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM EQUITY INVESTMENTS (CONTINUED)
                           NORTH AMERICAN CABLE SERVICES - 0.24%
          2,500            Adelphia Communications Corporation, Cumulative Exchangeable
                             Preferred Stock, Series B(3)..............................  13.000%       --      $    278,125
                                                                                                               ------------
                           RADIO BROADCASTING - 0.55%
            589            Cumulus Media Inc., Cumulative Exchangeable Redeemable
                             Preferred Stock, Series A(3)..............................  13.750        --           639,726
                                                                                                               ------------
                           SUPERMARKETS & DISTRIBUTORS - 0.27%
            883            Nebco Evans Holding Company, Senior Redeemable Exchangeable
                             Preferred Stock(3)........................................  11.250        --           309,602
                                                                                                               ------------
                           TELEVISION BROADCASTING - 0.00%
              0            Paxson Communications Corporation(3)........................  12.500        --               283
                                                                                                               ------------
                           TEXTILES - APPAREL - 0.33%
          8,428            Cluett American Corp., Senior Exchangeable Preferred Stock,
                             Series B(3)...............................................  12.500        --           380,948
                                                                                                               ------------
                           Total Preferred Stocks -- United States (cost -
                             $4,295,875)...............................................                           3,039,165
                                                                                                               ------------
                           COMMON STOCKS -- UNITED STATES - 0.05%
                           LONG DISTANCE TELEPHONE SERVICES - 0.05%
          2,015            Viatel, Inc.(4).............................................      --        --            59,568
                                                                                                               ------------
                           Total Long-Term Equity Investments (cost - $4,295,875)......                           3,098,733
                                                                                                               ------------
                           WARRANTS+ -- 0.01%

                           UNITED STATES - 0.01%
                           ALTERNATIVE VIDEO PROVIDERS - 0.00%
            250            21st Century Telecom Group, Inc.*(4)........................      --     02/15/10            500
                                                                                                               ------------
                           COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.01%
            750            KMC Telecom Holdings, Inc.*(4)..............................      --     04/15/08          3,758
            250            MGC Communications, Inc.*(4)................................      --     10/01/04          2,625
                                                                                                               ------------
                                                                                                                      6,383
                                                                                                               ------------
                           Total Warrants (cost - $10,000).............................                               6,883
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                            INTEREST   MATURITY
       (000'S)                                                                             RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENTS -- 4.76%

                           DISCOUNT COMMERCIAL PAPER - 4.72%
      $   5,450            Koch Industries, Inc........................................   5.550%    10/01/99   $  5,450,000
                                                                                                               ------------


    SHARES
    ------
                           INVESTMENT COMPANIES - 0.04%
         53,050            Federated Investors, Trust for Short-Term U.S. Government
                             Securities**..............................................      --        --            53,050
                                                                                                               ------------
                           Total Short-Term Investments (cost - $5,503,050)............                           5,503,050
                                                                                                               ------------
                           Total Investments -- 98.16%
                             (cost - $124,563,441).....................................                         113,391,163
                           Other assets in excess of liabilities -- 1.84%..............                           2,123,078
                                                                                                               ------------
                           Net Assets -- 100.00%.......................................                        $115,514,241
                                                                                                               ============

---------

*                      SEC Rule 144A security. Such securities are traded only
                       among qualified institutional buyers.
**                     Money market fund.
+                      Included in the High Yield Portfolio are 750 warrants for
                       American Banknote Corporation, expiring 12/01/02, with no
                       market value.
(1)                    Pro-rata sinking fund has been established.
(2)                    Coupon rate is zero until step-up date. Step-up rate is
                       provided.
(3)                    Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(4)                    Non-income producing security.
(5)                    Coupon rate is 10.00% until 11/99; thereafter 14.25% to
                       maturity.
(6)                    Adjustable rate; rate based on London Interbank Offered Rate
                       (LIBOR) plus 0.8125%.
(7)                    Brady bond.
(8)                    Coupon payment is deferred until 09/15/03.
(9)                    Coupon payment is in default. Company filed Chapter 11 on
                       10/28/99.
(10)                   With an additional 1,000 warrants, expiring 08/01/09, with no market value.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                             INTEREST    MATURITY
      (000'S)+                                                                              RATE        DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS -- 96.41%

                           ARGENTINA - 15.47%
                           SOVEREIGN
           1,760           Republic of Argentina, Discount Bond, Series L-GL (a)(b)....    6.000%     03/31/23   $ 1,271,600
           2,441           Republic of Argentina, FRB Bearer (a)(b)....................    6.813      03/31/05     2,145,248
             205           Republic of Argentina, FRB Registered, Series L (a)(b)......    6.813      03/31/05       179,792
           2,710           Republic of Argentina, Par Bond, Series L-GP (b)(c).........    6.000      03/31/23     1,754,725
                                                                                                                 -----------
                           Total Argentina (cost - $5,575,935).........................                            5,351,365
                                                                                                                 -----------

                           BRAZIL - 19.04%
                           SOVEREIGN
           1,769           Federal Republic of Brazil, Capitalization Bond (b)(c)(d)...    8.000      04/15/14     1,126,636
           1,275           Federal Republic of Brazil, DCB (a)(b)......................    5.938      04/15/12       783,328
             875           Federal Republic of Brazil, DCB, Series RG (a)(b)...........    5.938      04/15/12       537,578
           1,340           Federal Republic of Brazil, Discount Bond (a)(b)............    5.875      04/15/24       853,412
           1,230           Federal Republic of Brazil, EI Bearer Bond, Series EI-L
                             (a)(b)....................................................    5.875      04/15/06       978,049
             400           Federal Republic of Brazil, FLIRB Bearer (a)(b).............    5.000      04/15/09       238,000
             332           Federal Republic of Brazil, IDU Bond, Series A (a)(b).......    6.500      01/01/01       322,967
             540           Federal Republic of Brazil, NMB(a)(b).......................    5.938      04/15/09       381,712
           2,400           Federal Republic of Brazil, Par Bond (a)(b)(c)..............    5.750      04/15/24     1,366,500
                                                                                                                 -----------
                           Total Brazil (cost - $6,847,352)............................                            6,588,182
                                                                                                                 -----------

                           BULGARIA - 4.73%
                           SOVEREIGN
             675           Republic of Bulgaria, Discount Bond, Series A (a)(b)........    6.500      07/28/24       465,750
           1,020           Republic of Bulgaria, FLIRB, Series A (a)(b)................    2.750      07/28/12       642,600
              40           Republic of Bulgaria, IAB Bearer (a)(b).....................    6.500      07/28/11        28,525
             700           Republic of Bulgaria, IAB Registered (a)(b).................    6.500      07/28/11       499,187
                                                                                                                 -----------
                           Total Bulgaria (cost - $1,490,452)..........................                            1,636,062
                                                                                                                 -----------

                           CHINA - 1.19%
                           CORPORATE
             690           Zhuhai Highway Co. Ltd......................................   11.500      07/01/08       358,800
             100           Zhuhai Highway Co. Ltd.*....................................   11.500      07/01/08        52,000
                                                                                                                 -----------
                           Total China (cost - $421,522)...............................                              410,800
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                             INTEREST    MATURITY
      (000'S)+                                                                              RATE        DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           ECUADOR - 3.85%
                           SOVEREIGN
           1,075           The Republic of Ecuador, Discount Bond (a)(b)(f)............        -      02/28/25   $   335,937
           1,700           The Republic of Ecuador, Par Bond, Registered (b)(c)(g).....        -      02/28/25       510,000
           1,387           The Republic of Ecuador, PDI Bearer Bond (a)(b)(g)..........        -      02/27/15       228,886
           1,554           The Republic of Ecuador, PDI Bond, Registered (a)(b)(g).....        -      02/27/15       256,379
                                                                                                                 -----------
                           Total Ecuador (cost - $2,114,722)...........................                            1,331,202
                                                                                                                 -----------

                           KAZAKHSTAN - 1.80%
                           SOVEREIGN
             630           Republic of Kazakhstan* (cost - $622,881)...................   13.625%     10/18/04       622,881
                                                                                                                 -----------

                           MEXICO - 14.95%
                           SOVEREIGN
             645           United Mexican States, Secured Par Bond, Series W-A (b).....    6.250      12/31/19       475,284
           6,375           United Mexican States, Secured Par Bond, Series W-B (b).....    6.250      12/31/19     4,697,578
                                                                                                                 -----------
                           Total Mexico (cost - $5,444,479)............................                            5,172,862
                                                                                                                 -----------

                           MOROCCO - 4.94%
                           SOVEREIGN
           2,008           The Kingdom of Morocco, Tranche A, Loan Participation
                             (a) (cost - $1,609,305)...................................    5.906      01/01/09     1,709,219
                                                                                                                 -----------

                           NIGERIA - 4.71%
                           SOVEREIGN
           2,750           Central Bank of Nigeria, Par Bond (b)(c)(e) (cost -
                             $1,906,899)...............................................    6.250      11/15/20     1,629,375
                                                                                                                 -----------

                           PANAMA - 4.72%
                           SOVEREIGN
           1,255           The Republic of Panama, IRB (a)(b)..........................    4.250      07/17/14       911,444
           1,004           The Republic of Panama, PDI Bond (a)(b).....................    6.500      07/17/16       723,608
                                                                                                                 -----------
                           Total Panama (cost - $1,781,870)............................                            1,635,052
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                             INTEREST    MATURITY
      (000'S)+                                                                              RATE        DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM DEBT INVESTMENTS (CONTINUED)
                           PERU - 4.89%
                           SOVEREIGN
             312           The Republic of Peru, Discount Bond (a)(b)..................    6.813%     03/08/27   $   189,540
             830           The Republic of Peru, FLIRB (b)(c)..........................    3.750      03/07/17       449,238
             250           The Republic of Peru, FLIRB* (c)............................    3.750      03/07/17       135,313
           1,056           The Republic of Peru, PDI Bearer Bond (a)(b)................    4.500      03/07/17       653,400
             425           The Republic of Peru, PDI Bond* (a).........................    4.500      03/07/17       262,969
                                                                                                                 -----------
                           Total Peru (cost - $1,731,115)..............................                            1,690,460
                                                                                                                 -----------

                           PHILIPPINES - 4.41%
                           SOVEREIGN
           1,150           Republic of the Philippines, FLIRB, Series B (a)(b).........    6.000      06/01/08     1,068,063
             540           Republic of the Philippines, Par Bond, Series B (b)(c)......    6.500      12/01/17       456,300
                                                                                                                 -----------
                           Total Philippines (cost - $1,562,081).......................                            1,524,363
                                                                                                                 -----------

                           POLAND - 2.50%
                           SOVEREIGN
             650           The Polish People's Republic, PDI Bearer Bond (b)(c)........    5.000      10/27/14       573,625
             450           The Polish People's Republic, RSTA Bond, Registered
                             (b)(c)....................................................    4.000      10/27/24       291,938
                                                                                                                 -----------
                           Total Poland (cost - $895,533)..............................                              865,563
                                                                                                                 -----------

                           RUSSIA - 4.13%
                           SOVEREIGN
             602           Chase Russian Ruble-linked Note (f).........................        -      01/21/04        17,738
           3,430           Vneshconombank, IAN Series (f)..............................        -      12/15/15       368,780
          11,575           Vneshconombank, Principal Loan (f)..........................        -      12/15/20     1,041,750
                                                                                                                 -----------
                           Total Russia (cost - $2,117,704)............................                            1,428,268
                                                                                                                 -----------

                           VENEZUELA - 5.08%
                           SOVEREIGN
             607           Republic of Venezuela, DCB, Series DL (a)(b)................    6.313      12/18/07       472,815
       DEM 2,400           Republic of Venezuela, Discount Bond (a)(b).................    3.438      03/31/20       784,106
             571           Republic of Venezuela, FLIRB, Series B (a)(b)...............    6.875      03/31/07       433,926
             100           Republic of Venezuela, Par Bond, Series W-A (b).............    6.750      03/31/20        66,313
                                                                                                                 -----------
                           Total Venezuela (cost - $1,753,535).........................                            1,757,160
                                                                                                                 -----------
                           Total Long-Term Debt Investments (cost - $35,875,385).......                           33,352,814
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL
       AMOUNT                                                                             INTEREST    MATURITY
      (000'S)+                                                                              RATE        DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT -- 0.82%

                           GRAND CAYMAN - 0.82%
             282           Brown Brothers Harriman & Co. (h) (cost - $282,000).........    4.563%       **       $   282,000
                                                                                                                 -----------
                           Total Investments -- 97.23%
                             (cost - $36,157,385)......................................                           33,634,814
                           Other assets in excess of liabilities -- 2.77%..............                              959,036
                                                                                                                 -----------
                           Net Assets -- 100.00%.......................................                          $34,593,850
                                                                                                                 ===========

---------

+                      Denominated in United States dollars unless otherwise
                       indicated.
*                      SEC Rule 144A security. Such securities are traded only
                       among qualified institutional buyers.
**                     Variable rate call account. Rate resets on a daily basis,
                       amounts available generally on the same business day.
(a)                    Adjustable rate; rate based on London Interbank Offered Rate
                       (LIBOR).
(b)                    Brady bond.
(c)                    Step-up coupon; coupon increases at periodic intervals.
(d)                    Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(e)                    With additional 2,500 warrants attached, with no market
                       value.
(f)                    Instrument is in default.
(g)                    Instrument is in technical default as evidenced by current market practice which dictates such instrument be traded
                       flat (i.e., without interest).
(h)                    A portion of which was segregated as collateral for open
                       forward foreign currency exchange contracts.
DCB                    Debt Conversion Bond.
DEM                    Deutschemarks.
EI                     Eligible Interest.
FLIRB                  Front Loaded Interest Reduction Bond.
FRB                    Floating Rate Bond.
IAB                    Interest Arrears Bond.
IAN                    Interest Arrears Note.
IDU                    Interest Due and Unpaid.
IRB                    Interest Reduction Bond.
NMB                    New Money Bond.
PDI                    Past Due Interest.
RSTA                   Revolving Trade Facility.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1999

                                  (UNAUDITED)

                                                                INCOME      HIGH YIELD TOTAL   EMERGING MARKETS
                                                               PORTFOLIO    RETURN PORTFOLIO    DEBT PORTFOLIO
                                                              -----------   ----------------   -----------------
ASSETS
  Investments, at value (cost - $13,894,278, $124,563,441
    and $36,157,385, respectively)..........................  $13,401,795     $113,391,163        $33,634,814
  Interest and dividends receivable, if any.................      174,981        2,954,319          1,395,692
  Receivable for investments sold...........................      250,769        1,277,722            322,465
  Receivable for Portfolio shares sold......................       44,398          318,088             62,067
  Receivable from investment adviser........................       29,169               --             90,910
  Deferred organization expenses and other assets...........       37,266           74,680             53,873
                                                              -----------     ------------        -----------
        Total assets........................................   13,938,378      118,015,972         35,559,821
                                                              -----------     ------------        -----------
LIABILITIES
  Payable for investments purchased.........................      563,784        1,500,000            622,881
  Dividends payable.........................................       20,858          351,279            105,704
  Payable for Portfolio shares repurchased..................           --          334,043             13,916
  Distribution and service fees payable (Class A, B and C
    shares).................................................       14,161          191,557             37,575
  Payable for open forward foreign currency exchange
    contracts...............................................           --               --             17,752
  Custodian fee payable.....................................        1,761            4,862             10,020
  Administration fee payable................................        1,624           14,235              4,227
  Advisory fee payable......................................           --            6,746                 --
  Accrued expenses..........................................       74,581           99,009            153,896
                                                              -----------     ------------        -----------
        Total liabilities...................................      676,769        2,501,731            965,971
                                                              -----------     ------------        -----------
NET ASSETS
  Capital stock, $0.001 par value (unlimited shares of
    beneficial interest authorized).........................        1,133           10,945              3,858
  Paid-in capital...........................................   13,842,691      131,188,942         42,426,819
  Undistributed net investment income.......................           --           18,250              5,673
  Accumulated net realized loss from investments and foreign
    currency related transactions, if any...................      (89,732)      (4,531,618)        (5,290,676)
  Net unrealized depreciation on investments and foreign
    currency related transactions, if any...................     (492,483)     (11,172,278)        (2,551,824)
                                                              -----------     ------------        -----------
        Net assets..........................................  $13,261,609     $115,514,241        $34,593,850
                                                              ===========     ============        ===========
CLASS A
  Net assets................................................  $ 4,857,187     $ 61,730,816        $30,442,590
                                                              -----------     ------------        -----------
  Shares of beneficial interest outstanding.................      414,883        5,848,766          3,391,960
                                                              -----------     ------------        -----------
  Net asset value per share.................................       $11.71           $10.55              $8.97
                                                              ===========     ============        ===========
  Maximum offering price per share (net asset value plus
    sales charge of 4.50%* of the offering price)...........       $12.26           $11.05              $9.39
                                                              ===========     ============        ===========
CLASS B
  Net assets................................................  $ 2,186,022     $ 26,778,864        $ 1,891,169
                                                              -----------     ------------        -----------
  Shares of beneficial interest outstanding.................      186,720        2,537,191            212,427
                                                              -----------     ------------        -----------
  Net asset value and offering price per share**............       $11.71           $10.55              $8.90
                                                              ===========     ============        ===========
CLASS C
  Net assets................................................  $ 2,100,267     $ 27,004,561        $ 2,260,091
                                                              -----------     ------------        -----------
  Shares of beneficial interest outstanding.................      179,395        2,558,597            253,662
                                                              -----------     ------------        -----------
  Net asset value and offering price per share**............       $11.71           $10.55              $8.91
                                                              ===========     ============        ===========
CLASS Y
  Net assets................................................  $ 4,118,133               --                 --
                                                              -----------     ------------        -----------
  Shares of beneficial interest outstanding.................      351,752               --                 --
                                                              -----------     ------------        -----------
  Net asset value, offering and redemption price per
    share...................................................       $11.71               --                 --
                                                              ===========     ============        ===========

----------

* On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENTS OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

                                  (UNAUDITED)

                                                               INCOME     HIGH YIELD TOTAL   EMERGING MARKETS
                                                              PORTFOLIO   RETURN PORTFOLIO    DEBT PORTFOLIO
                                                              ---------   ----------------   ----------------
INVESTMENT INCOME
  Interest..................................................  $ 416,240     $ 5,965,641         $ 2,048,791
  Dividends.................................................         --         252,879                  --
                                                              ---------     -----------         -----------
                                                                416,240       6,218,520           2,048,791
                                                              ---------     -----------         -----------
EXPENSES
  Advisory fees.............................................     28,082         345,167             178,231
  Transfer agent fees and expenses..........................     69,332          60,390              49,906
  Distribution and service fees - Class A...................      8,089         107,112              54,031
  Distribution and service fees - Class B...................      8,454         129,431               8,693
  Distribution and service fees - Class C...................     10,223         137,830              11,245
  Accounting fees...........................................     48,047          67,950              47,264
  Legal and auditing fees...................................     23,777          34,000             104,000
  Administration fees.......................................      9,361          86,292              22,228
  Federal and state registration fees.......................     26,665          32,650              25,618
  Reports and notices to shareholders.......................      1,500          25,499              25,499
  Custodian fees and expenses...............................      4,810          14,298              10,000
  Amortization of organization expenses.....................      6,498           6,154                  --
  Trustees' fees and expenses...............................      1,610           2,399               7,499
  Insurance expenses........................................      2,910           3,192               3,080
  Other.....................................................        676           4,550               2,739
                                                              ---------     -----------         -----------
      Total expenses before waivers and related
        reimbursements......................................    250,034       1,056,914             550,033
      Less: waivers and related reimbursements..............   (195,195)       (309,348)           (231,287)
                                                              ---------     -----------         -----------
      Total expenses after waivers and related
        reimbursements......................................     54,839         747,566             318,746
                                                              ---------     -----------         -----------
  Net investment income.....................................    361,401       5,470,954           1,730,045
                                                              ---------     -----------         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments.............................................    (82,746)     (2,962,688)         (1,212,309)
    Foreign currency related transactions...................         --              --              31,324
  Net change in unrealized depreciation on:
    Investments.............................................   (377,074)     (5,652,406)             83,335
    Foreign currency related transactions...................         --              --             (49,352)
                                                              ---------     -----------         -----------
  Net realized and unrealized loss on investments...........   (459,820)     (8,615,094)         (1,147,002)
                                                              ---------     -----------         -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ (98,419)    $(3,144,140)        $   583,043
                                                              =========     ===========         ===========

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 INCOME                                HIGH YIELD
                                                PORTFOLIO                        TOTAL RETURN PORTFOLIO
                                  -------------------------------------   -------------------------------------
                                      FOR THE SIX           FOR THE           FOR THE SIX           FOR THE
                                     MONTHS ENDED         FISCAL YEAR        MONTHS ENDED         FISCAL YEAR
                                  SEPTEMBER 30, 1999         ENDED        SEPTEMBER 30, 1999         ENDED
                                      (UNAUDITED)       MARCH 31, 1999        (UNAUDITED)       MARCH 31, 1999
                                  -------------------   ---------------   -------------------   ---------------
INCREASE/(DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income.........      $   361,401         $   664,607        $  5,470,954        $  6,662,512
  Net realized gain/(loss) from
    investments and foreign
    currency related
    transactions, if any........          (82,746)             13,596          (2,962,688)         (1,568,005)
  Net change in unrealized
    appreciation/(depreciation)
    on investments and foreign
    currency related
    transactions, if any........         (377,074)            (96,146)         (5,652,406)         (6,079,729)
                                      -----------         -----------        ------------        ------------
  Net increase/(decrease) in net
    assets resulting from
    operations..................          (98,419)            582,057          (3,144,140)           (985,222)
                                      -----------         -----------        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A shares..............         (136,060)           (266,618)         (3,011,758)         (3,726,455)
    Class B shares..............          (44,227)            (24,193)         (1,190,269)         (1,313,414)
    Class C shares..............          (53,511)            (91,424)         (1,265,677)         (1,607,643)
    Class Y shares..............         (127,603)           (282,372)                 --                  --
                                      -----------         -----------        ------------        ------------
                                         (361,401)           (664,607)         (5,467,704)         (6,647,512)
                                      -----------         -----------        ------------        ------------
  Net realized capital gains
    Class A shares..............               --             (80,365)                 --            (192,941)
    Class B shares..............               --             (13,288)                 --             (86,843)
    Class C shares..............               --             (29,333)                 --            (103,478)
    Class Y shares..............               --             (69,012)                 --                  --
                                      -----------         -----------        ------------        ------------
                                               --            (191,998)                 --            (383,262)
                                      -----------         -----------        ------------        ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares......................        3,222,282          11,220,359          29,031,315         100,285,539
  Cost of shares repurchased....       (2,106,070)         (7,794,237)        (12,578,002)        (26,732,714)
  Shares issued in reinvestment
    of dividends................          235,891             531,644           2,846,500           3,677,043
                                      -----------         -----------        ------------        ------------
  Net increase in net assets
    derived from shares of
    beneficial interest
    transactions................        1,352,103           3,957,766          19,299,813          77,229,868
                                      -----------         -----------        ------------        ------------
  Total increase/(decrease) in
    net assets..................          892,283           3,683,218          10,687,969          69,213,872
NET ASSETS
  Beginning of period...........       12,369,326           8,686,108         104,826,272          35,612,400
                                      -----------         -----------        ------------        ------------
  End of period*................      $13,261,609         $12,369,326        $115,514,241        $104,826,272
                                      ===========         ===========        ============        ============

                                            EMERGING MARKETS
                                             DEBT PORTFOLIO
                                  -------------------------------------
                                      FOR THE SIX           FOR THE
                                     MONTHS ENDED         FISCAL YEAR
                                  SEPTEMBER 30, 1999         ENDED
                                      (UNAUDITED)       MARCH 31, 1999
                                  -------------------   ---------------
INCREASE/(DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income.........      $ 1,730,045        $  3,820,573
  Net realized gain/(loss) from
    investments and foreign
    currency related
    transactions, if any........       (1,180,985)         (4,064,351)
  Net change in unrealized
    appreciation/(depreciation)
    on investments and foreign
    currency related
    transactions, if any........           33,983          (5,363,799)
                                      -----------        ------------
  Net increase/(decrease) in net
    assets resulting from
    operations..................          583,043          (5,607,577)
                                      -----------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A shares..............       (1,608,542)         (3,336,429)
    Class B shares..............          (84,295)           (137,132)
    Class C shares..............         (109,843)           (321,807)
    Class Y shares..............               --                  --
                                      -----------        ------------
                                       (1,802,680)         (3,795,368)
                                      -----------        ------------
  Net realized capital gains
    Class A shares..............               --            (555,419)
    Class B shares..............               --             (27,661)
    Class C shares..............               --             (57,010)
    Class Y shares..............               --                  --
                                      -----------        ------------
                                               --            (640,090)
                                      -----------        ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares......................        5,137,492          16,138,678
  Cost of shares repurchased....       (3,523,709)        (14,152,454)
  Shares issued in reinvestment
    of dividends................        1,049,379           2,875,768
                                      -----------        ------------
  Net increase in net assets
    derived from shares of
    beneficial interest
    transactions................        2,663,162           4,861,992
                                      -----------        ------------
  Total increase/(decrease) in
    net assets..................        1,443,525          (5,181,043)
NET ASSETS
  Beginning of period...........       33,150,325          38,331,368
                                      -----------        ------------
  End of period*................      $34,593,850        $ 33,150,325
                                      ===========        ============

---------

* High Yield Total Return Portfolio, includes undistributed net investment income of $18,250 and $15,000, respectively, for each period presented. Emerging Markets Debt Portfolio, includes undistributed net investment income of $5,673 and $78,308, respectively, for each period presented.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                              NET                       NET                    DISTRIBUTIONS
                             ASSET                 REALIZED AND    DIVIDENDS     FROM NET
                            VALUE,       NET        UNREALIZED      FROM NET     REALIZED
                           BEGINNING  INVESTMENT  GAIN/(LOSS) ON   INVESTMENT     CAPITAL
                           OF PERIOD  INCOME*(1)  INVESTMENTS*(2)    INCOME        GAINS
                           ---------  ----------  ---------------  ----------  -------------
INCOME PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....   $12.15      $0.35         $(0.44)        $(0.35)          --
  For the fiscal year
    ended March 31,
    1999.................    12.37       0.74          (0.03)         (0.74)      $(0.19)
  For the fiscal year
    ended March 31,
    1998.................    12.03       0.76           0.36          (0.76)       (0.02)
  For the fiscal year
    ended March 31,
    1997.................    12.26       0.73          (0.20)         (0.73)       (0.03)
  For the period
    April 5, 1995**
    through March 31,
    1996.................    12.00       0.71           0.30          (0.71)       (0.04)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....    12.15       0.31          (0.44)         (0.31)          --
  For the fiscal year
    ended March 31,
    1999.................    12.37       0.65          (0.03)         (0.65)       (0.19)
  For the period
    February 2, 1998***
    through March 31,
    1998.................    12.47       0.10          (0.10)         (0.10)          --
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....    12.15       0.31          (0.44)         (0.31)          --
  For the fiscal year
    ended March 31,
    1999.................    12.37       0.65          (0.03)         (0.65)       (0.19)
  For the fiscal year
    ended March 31,
    1998.................    12.03       0.70           0.36          (0.70)       (0.02)
  For the fiscal year
    ended March 31,
    1997.................    12.26       0.68          (0.20)         (0.68)       (0.03)
  For the period
    April 5, 1995**
    through March 31,
    1996.................    12.00       0.67           0.30          (0.67)       (0.04)
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....    12.15       0.37          (0.44)         (0.37)          --
  For the fiscal year
    ended March 31,
    1999.................    12.37       0.78          (0.03)         (0.78)       (0.19)
  For the fiscal year
    ended March 31,
    1998.................    12.03       0.80           0.36          (0.80)       (0.02)
  For the fiscal year
    ended March 31,
    1997.................    12.26       0.77          (0.20)         (0.77)       (0.03)
  For the period
    September 8, 1995***
    through March 31,
    1996.................    12.35       0.41          (0.05)         (0.41)       (0.04)
HIGH YIELD TOTAL RETURN
  PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....    11.36       0.54          (0.81)         (0.54)          --
  For the fiscal year
    ended March 31,
    1999.................    12.73       1.11          (1.32)         (1.11)       (0.05)
  For the period
    January 2, 1998**
    through March 31,
    1998.................    12.00       0.26           0.73          (0.26)          --
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....    11.36       0.51          (0.81)         (0.51)          --
  For the fiscal year
    ended March 31,
    1999.................    12.73       1.04          (1.32)         (1.04)       (0.05)
  For the period
    January 2, 1998**
    through March 31,
    1998.................    12.00       0.24           0.73          (0.24)          --
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....    11.36       0.51          (0.81)         (0.51)          --
  For the fiscal year
    ended March 31,
    1999.................    12.73       1.04          (1.32)         (1.04)       (0.05)
  For the period
    January 2, 1998**
    through March 31,
    1998.................    12.00       0.24           0.73          (0.24)          --
EMERGING MARKETS DEBT
  PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....     9.27       0.48          (0.30)         (0.48)          --
  For the fiscal year
    ended March 31,
    1999.................    12.00       1.05          (2.60)         (1.01)       (0.17)
  For the fiscal year
    ended March 31,
    1998.................    11.14       0.91           1.17          (0.92)       (0.30)
  For the fiscal year
    ended March 31,
    1997.................     9.02       0.85           2.10          (0.83)          --
  For the fiscal year
    ended March 31,
    1996.................     6.90       0.91           2.13          (0.92)          --
  For the fiscal year
    ended March 31,
    1995.................     8.98       0.79          (1.85)         (0.77)       (0.25)
  For the period May 3,
    1993** through
    March 31, 1994.......     9.55       0.66          (0.55)         (0.65)       (0.03)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     9.19       0.44          (0.29)         (0.44)          --
  For the fiscal year
    ended March 31,
    1999.................    11.95       0.98          (2.60)         (0.97)       (0.17)
  For the period
    January 12, 1998***
    through March 31,
    1998.................    11.33       0.21           0.61          (0.20)          --
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     9.20       0.44          (0.29)         (0.44)          --
  For the fiscal year
    ended March 31,
    1999.................    11.95       0.98          (2.59)         (0.97)       (0.17)
  For the fiscal year
    ended March 31,
    1998.................    11.14       0.97           1.04          (0.90)       (0.30)
  For the fiscal year
    ended March 31,
    1997.................     9.04       0.84           2.07          (0.81)          --
  For the period
    July 26, 1995***
    through March 31,
    1996.................     7.81       0.59           1.32          (0.68)          --

----------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of investment operations.
***  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursments.

The accompanying notes are an integral part of the financial statements.

                            NET                      NET         RATIO OF     RATIO OF NET       INCREASE/(DECREASE)
                           ASSET                   ASSETS,      EXPENSES TO    INVESTMENT    REFLECTED IN EXPENSE RATIOS
                           VALUE,    TOTAL         END OF         AVERAGE      INCOME TO      AND NET INVESTMENT INCOME   PORTFOLIO
                           END OF  INVESTMENT      PERIOD           NET         AVERAGE          DUE TO WAIVERS AND       TURNOVER
                           PERIOD  RETURN(3)   (000'S OMITTED)  ASSETS (1)   NET ASSETS (1)    RELATED REIMBURSEMENTS       RATE
                           ------  ----------  ---------------  -----------  --------------  ---------------------------  ---------
INCOME PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....  $11.71   (0.75)%        $ 4,857       0.80%(5)      5.88%(5)              3.13%(5)               47.75%
  For the fiscal year
    ended March 31,
    1999.................   12.15    5.77            4,775       0.80          5.83                  2.98                  107.21
  For the fiscal year
    ended March 31,
    1998.................   12.37    9.43            2,926       0.80          6.13                  1.86                  244.78
  For the fiscal year
    ended March 31,
    1997.................   12.03    4.40            3,367       0.80          5.99                  1.73                  262.95
  For the period
    April 5, 1995**
    through March 31,
    1996.................   12.26    8.54            4,467       0.80(5)       5.76(5)               2.87(5)               107.35
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....   11.71   (1.07)           2,186       1.45(5)       5.20(5)               3.12(5)                47.75
  For the fiscal year
    ended March 31,
    1999.................   12.15    5.09            1,121       1.45          5.16                  2.81                  107.21
  For the period
    February 2, 1998***
    through March 31,
    1998.................   12.37   (0.04)(4)           18       1.45(5)       5.22(4)(5)            0.48(4)(5)            244.78
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....   11.71   (1.06)           2,101       1.45(5)       5.22(5)               3.12(5)                47.75
  For the fiscal year
    ended March 31,
    1999.................   12.15    5.08            2,067       1.45          5.28                  3.18                  107.21
  For the fiscal year
    ended March 31,
    1998.................   12.37    8.92            1,403       1.28          5.60                  1.80                  244.78
  For the fiscal year
    ended March 31,
    1997.................   12.03    3.99            1,018       1.20          5.57                  1.74                  262.95
  For the period
    April 5, 1995**
    through March 31,
    1996.................   12.26    8.13            1,775       1.25(5)       5.38(5)               2.95(5)               107.35
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....   11.71   (0.57)           4,118       0.45(5)       6.25(5)               3.13(5)                47.75
  For the fiscal year
    ended March 31,
    1999.................   12.15    6.13            4,406       0.45          6.27                  3.23                  107.21
  For the fiscal year
    ended March 31,
    1998.................   12.37    9.81            4,339       0.45          6.39                  1.78                  244.78
  For the fiscal year
    ended March 31,
    1997.................   12.03    4.77           13,486       0.45          6.34                  1.73                  262.95
  For the period
    September 8, 1995***
    through March 31,
    1996.................   12.26    2.92(4)        12,199       0.45(5)       5.93(4)(5)            2.89(4)(5)            107.35
HIGH YIELD TOTAL RETURN
  PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....   10.55   (2.44)          61,731       1.00(5)       9.83(5)               0.54(5)                30.14
  For the fiscal year
    ended March 31,
    1999.................   11.36   (1.57)          55,367       1.00          9.37                  0.74                  101.75
  For the period
    January 2, 1998**
    through March 31,
    1998.................   12.73    8.30           18,301       1.00(5)       9.14(5)               1.67(5)               139.61
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....   10.55   (2.76)          26,779       1.65(5)       9.17(5)               0.54(5)                30.14
  For the fiscal year
    ended March 31,
    1999.................   11.36   (2.21)          23,395       1.65          8.76                  0.73                  101.75
  For the period
    January 2, 1998**
    through March 31,
    1998.................   12.73    8.13            6,013       1.65(5)       8.46(5)               1.68(5)               139.61
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....   10.55   (2.76)          27,004       1.65(5)       9.18(5)               0.54(5)                30.14
  For the fiscal year
    ended March 31,
    1999.................   11.36   (2.21)          26,064       1.65          8.73                  0.73                  101.75
  For the period
    January 2, 1998**
    through March 31,
    1998.................   12.73    8.13           11,298       1.65(5)       8.46(5)               1.67(5)               139.61
EMERGING MARKETS DEBT
  PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....    8.97    1.93           30,443       1.75(5)      10.00(5)               1.33(5)                35.14
  For the fiscal year
    ended March 31,
    1999.................    9.27  (12.40)          29,526       1.75         10.38                  1.28                   82.47
  For the fiscal year
    ended March 31,
    1998.................   12.00   19.31           33,448       1.75          7.70                  1.01                  128.91
  For the fiscal year
    ended March 31,
    1997.................   11.14   33.48           33,185       2.00          7.95                  0.80                  223.41
  For the fiscal year
    ended March 31,
    1996.................    9.02   46.13           28,860       2.00         10.64                  1.18                  266.46
  For the fiscal year
    ended March 31,
    1995.................    6.90  (13.07)          28,049       2.00          8.86                  0.53                   35.01
  For the period May 3,
    1993** through
    March 31, 1994.......    8.98    0.36           45,691       2.00(5)       7.24(5)               0.33(5)               100.85
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....    8.90    1.68            1,891       2.40(5)       9.37(5)               1.38(5)                35.14
  For the fiscal year
    ended March 31,
    1999.................    9.19  (13.08)           1,459       2.40          9.73                  1.43                   82.47
  For the period
    January 12, 1998***
    through March 31,
    1998.................   11.95    7.29(4)           566       2.40(5)       7.13(4)(5)            2.25(4)(5)            128.91
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....    8.91    1.69            2,260       2.40(5)       9.36(5)               1.33(5)                35.14
  For the fiscal year
    ended March 31,
    1999.................    9.20  (12.99)           2,165       2.40          9.73                  1.16                   82.47
  For the fiscal year
    ended March 31,
    1998.................   11.95   18.66            4,317       2.40          7.31                  1.05                  128.91
  For the fiscal year
    ended March 31,
    1997.................   11.14   32.97            2,583       2.40          7.59                  0.64                  223.41
  For the period
    July 26, 1995***
    through March 31,
    1996.................    9.04   25.45(4)           202       2.40(5)       8.72(4)(5)            3.42(4)(5)            266.46

----------

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net assets values during the respective periods. For Emerging Markets Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of eleven separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, Emerging Markets Debt Portfolio ("Debt Portfolio"), The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio and Debt Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio and Debt Portfolio have yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

At a Special Meeting of Shareholders held on April 29, 1999, the shareholders of the Bear Stearns Investment Trust (the "Trust") approved the reorganization and liquidation of the Trust on behalf of the Emerging Markets Debt Portfolio pursuant to the Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees. It provided for the transfer of the assets and liabilities of the Emerging Markets Debt Portfolio to a newly created separate series of the Fund with the same name and materially the same investment objective and policies as the Emerging Markets Debt Portfolio. Such transaction was effected on July 29, 1999.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on April 5, 1995 and January 2, 1998, the Income Portfolio and High Yield Portfolio, respectively, did not have any transactions other than those relating to organizational matters and the sale of shares of beneficial interest of the Income Portfolio and High Yield Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

PORTFOLIOS                                  CLASS A       CLASS B         CLASS C
----------------------------------------  ------------   ------------   ------------
Income Portfolio........................        1,041            --           1,041
High Yield Portfolio....................            1             1               1

Costs of $76,571 and $56,234 which were incurred by the Income Portfolio and High Yield Portfolio, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty-month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty-month period, Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

For the Income Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

The assets of the Debt Portfolio are generally not listed on security exchanges or traded on other regulated markets. Therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

In the absence of current broker bids or if such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolios are permitted to enter into forward foreign currency exchange contracts solely for the purpose of protecting against adverse changes in foreign currency exchange rates.

The Portfolios may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When a Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by each Portfolio.

The Portfolios had no open forward foreign currency exchange contracts at September 30, 1999, except for the Debt Portfolio, which had the following open contract:

                                                                         DELIVERY VALUE      SETTLEMENT
CURRENCY                                                                (LOCAL CURRENCY)        DATE         COMMITMENT
--------------------------------------------------------------------  --------------------  -------------  ---------------
SALE:
European Euro.......................................................           786,000          10/15/99    $     819,326

                                                                                      UNREALIZED
CURRENCY                                                                  VALUE          LOSS
--------------------------------------------------------------------  -------------  -------------
SALE:
European Euro.......................................................  $     837,078   $   (17,752)
                                                                                      ===========

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 1999, the High Yield Portfolio and Debt Portfolio had capital loss carryforwards of $175,885 and $780,615, respectively, available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2007. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

For U.S. federal income tax purposes, net realized capital losses incurred after October 31, 1998, within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Income Portfolio, High Yield Portfolio and Debt Portfolio incurred and elected to defer net realized losses of $8,565, $1,393,045 and $2,952,624, respectively.

DIVIDENDS AND DISTRIBUTIONS -- The Portfolios declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 1999, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The Debt Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above
$100 million.

For the six months ended September 30, 1999, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of the net assets above $600 million, subject to a minimum annual fee of $138,000 for each Portfolio.

For the six months ended September 30, 1999, BSAM voluntarily undertook to limit each Portfolio's total operating expenses to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                                                        CLASS A SHARES       CLASS B SHARES
-----------------------------------------------------------------------------  -------------------  -------------------
Income Portfolio.............................................................            0.80%                1.45%
High Yield Portfolio.........................................................            1.00                 1.65
Debt Portfolio...............................................................            1.75                 2.40

PORTFOLIO                                                                        CLASS C SHARES       CLASS Y SHARES
-----------------------------------------------------------------------------  -------------------  -------------------
Income Portfolio.............................................................            1.45%                0.45%
High Yield Portfolio.........................................................            1.65                 0.65
Debt Portfolio...............................................................            2.40                 1.40

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1999, the advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:

PORTFOLIO                                                                                                   ADVISORY WAIVERS
--------------------------------------------------------------------------------------------------------  --------------------
Income Portfolio........................................................................................     $       28,082
High Yield Portfolio....................................................................................            309,348
Debt Portfolio..........................................................................................            126,930

PORTFOLIO                                                                                                   EXPENSE REIMBURSEMENTS
--------------------------------------------------------------------------------------------------------  --------------------------
Income Portfolio........................................................................................         $    167,113
High Yield Portfolio....................................................................................                   --
Debt Portfolio..........................................................................................              104,357

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFM, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Portfolios paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby the Portfolios paid fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the six months ended September 30, 1999, Bear Stearns earned $16,318, $231,050 and $30,389 for the Income Portfolio, High Yield Portfolio and Debt Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $10,448, $143,323 and $43,580 for the Income Portfolio, High Yield Portfolio and Debt Portfolio, respectively, in shareholder servicing fees. Bear Stearns pays broker/ dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 1999, Bear Stearns has advised each Portfolio that it received approximately $12,400, $143,600 and $34,100 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and Debt Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and Debt Portfolio that during the six months ended September 30, 1999, it received approximately $300 from the High Yield Portfolio in contingent deferred sales charges ("CDSC") upon certain redemptions by Class A shareholders, approximately $3,400, $52,400 and $3,300 from each Portfolio, respectively, in CDSC upon certain redemptions by Class B shareholders and approximately $200, $9,000 and $40 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1999, were $13,894,278, $124,563,441 and $36,495,762 for the
Income Portfolio, High Yield Portfolio and Debt Portfolio, respectively. Accordingly, the net unrealized depreciation on investments for each Portfolio were as follows:

                                   GROSS         GROSS             NET
PORTFOLIO                       APPRECIATION   DEPRECIATION    DEPRECIATION
------------------------------  ------------   ------------   ------------------
Income Portfolio..............   $   18,252     $(510,735)       $  (492,483)
High Yield Portfolio..........      512,550    (11,684,828)      (11,172,278)
Debt Portfolio................      737,411    (3,598,359)        (2,860,948)

For the six months ended September 30, 1999, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES      SALES
------------------------------  -----------  -----------
Income Portfolio..............  $ 7,145,964  $ 5,837,832
High Yield Portfolio..........   49,420,344   32,182,830
Debt Portfolio................   14,676,844   11,430,206

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 1999, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,168 of Class A shares and 1,156 Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio. The Income Portfolio's shares owned by Bear Stearns include 127 Class A shares and 115 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                       INCOME PORTFOLIO                   HIGH YIELD PORTFOLIO                       DEBT PORTFOLIO
               --------------------------------  ---------------------------------------  -------------------------------------
                 SALES     REPURCHASES REINVESTMENTS    SALES  REPURCHASES   REINVESTMENTS    SALES    REPURCHASES  REINVESTMENTS
               ----------  ----------  --------  ------------  ------------  -----------  -----------  -----------  -----------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares.......     103,118     87,292     6,000      1,372,996       542,141     143,068       450,582      344,437       99,572
Value........  $1,216,872  $1,028,197  $71,289   $ 15,361,093  $  5,982,524  $1,580,463   $ 4,198,016  $ 3,112,659  $   909,559
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.......     652,813    512,338    16,075      4,591,690     1,328,105     173,523     1,353,990    1,217,322      262,381
Value........  $8,140,024  $6,375,966  $199,578  $ 55,352,368  $ 15,720,812  $2,039,096   $13,884,104  $11,562,827  $ 2,415,066
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares.......     101,726     10,174     2,851        654,673       230,183      53,594        57,953        9,669        5,455
Value........  $1,204,796  $ 120,392   $33,728   $  7,289,672  $  2,515,343  $  591,977   $   533,213  $    86,322  $    49,421
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.......      95,133      6,176     1,917      1,698,449       172,814      61,079       134,300       36,459       13,490
Value........  $1,180,901  $  75,940   $23,739   $ 20,280,591  $  2,036,035  $  709,943   $ 1,458,377  $   329,735  $   119,962
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares.......      39,133     33,262     3,363        573,565       371,257      60,949        44,412       35,960        9,966
Value........  $  465,604  $ 395,527   $39,909   $  6,380,550  $  4,080,135  $  674,060   $   406,263  $   324,728  $    90,399
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.......     125,661     76,187     7,293      2,098,034       769,764      79,488        77,215      240,138       37,052
Value........  $1,564,198  $ 942,593   $90,493   $ 24,652,580  $  8,975,867  $  928,004   $   796,197  $ 2,259,892  $   340,740
CLASS Y*
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares.......      28,532     47,172     7,661             --            --          --            --           --           --
Value........  $  335,010  $ 561,954   $90,965             --            --          --            --           --           --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.......      27,127     32,617    17,555             --            --          --            --           --           --
Value........  $  335,236  $ 399,738   $217,834            --            --          --            --           --           --

----------

* Class Y shares have yet to commence its initial public offering for the High Yield Portfolio and Debt Portfolio.

CREDIT AGREEMENT

The Fund, on behalf of each Portfolio, had entered into a credit agreement with BankBoston, N.A. Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio, Prime Money Market Portfolio, Balanced Portfolio, International Equity Portfolio and Focus List Portfolio were also parties to the credit agreement. This agreement provided that each party to the credit agreement was permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of a Portfolio. At no time did the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy was permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio intended to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit bore interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A. Such agreement terminated on September 30, 1999. Effective October 1, 1999, the Fund entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of the Portfolios). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the six months ended September 30, 1999, were as follows:

                                           MAXIMUM
                                AVERAGE      LOAN       AVERAGE
                                  LOAN     AMOUNTS      INTEREST
PORTFOLIO                       BALANCE   OUTSTANDING    RATE
------------------------------  --------  -----------   --------
Income Portfolio..............  $  1,672  $   50,000      7.73%
High Yield Portfolio..........    14,797     616,000      7.31

The Portfolios had no amounts outstanding under the line of credit agreement at September 30, 1999. The Debt Portfolio had no amounts outstanding under the line of credit agreement during the six months ended September 30, 1999.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK -- DEBT PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Debt Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Debt Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Debt Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Debt Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Debt Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Debt Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
           RESULTS OF SPECIAL MEETING OF SHAREHOLDERS -- (UNAUDITED)

On April 29, 1999, a special meeting of the shareholders of the Emerging Markets Debt Portfolio (the "Debt Portfolio"), a separate non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), was held and the following matter was voted upon:

(1) Vote on a proposal approving or disapproving an Agreement and Plan of Reorganization and Liquidation (the "Plan") and the transactions contemplated in the Plan to reorganize the Debt Portfolio into Emerging Markets Debt Portfolio ("New Portfolio"), a newly created series of The Bear Stearns Funds ("BSF") and to subsequently dissolve the Trust. A vote to approve the Plan would also authorize the Debt Portfolio to approve an Investment Advisory Agreement between Bear Stearns Asset Management Inc. and BSF on behalf of the New Portfolio.

                                                              FOR      AGAINST    ABSTAIN    NON-VOTES
                                                           ---------   --------   --------   ---------
                                                           2,003,045    24,694     31,494    1,747,561